SCOPE OF CONSOLIDATION	12 Months Ended
Dec. 31, 2017
Basis Of Consolidation [Abstract]
SCOPE OF CONSOLIDATION
NOTE 2: SCOPE OF CONSOLIDATION
2.1 Basis of consolidation
The consolidated financial statements include the accounts of the Company, its subsidiaries and its interests in associated companies and joint arrangements. Subsidiaries are consolidated from the date the Company obtains control (ordinarily the date of acquisition) until the date control ceases. The Company controls an entity when the Company is exposed to or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.
Associated companies are those companies over which the Company has the ability to exercise significant influence on the financial and operating policy decisions, which it does not control. Generally, significant influence is presumed to exist when the Company holds more than 20% of the voting rights. Joint arrangements, which include joint ventures and joint operations, are those over whose activities the Company has joint control, typically under a contractual arrangement. In joint ventures, ArcelorMittal exercises joint control and has rights to the net assets of the arrangement. The investment is accounted for under the equity method and therefore recognized at cost at the date of acquisition and subsequently adjusted for ArcelorMittal’s share in undistributed earnings or losses since acquisition, less any impairment incurred. Any excess of the cost of the acquisition over the Company’s share of the net fair value of the identifiable assets, liabilities, and contingent liabilities of the associate or joint venture recognized at the date of acquisition is considered as goodwill. The goodwill is included in the carrying amount of the investment and is evaluated for impairment as part of the investment. The consolidated statements of operations include the Company’s share of the profit or loss of associates and joint ventures from the date that significant influence or joint control commences until the date significant influence or joint control ceases, adjusted for any impairment losses. Adjustments to the carrying amount may also be necessary for changes in the Company’s proportionate interest in the investee arising from changes in the investee’s equity that have not been recognized in the investee’s profit or loss. The Company’s share of those changes is recognized directly in the relevant reserve within equity.
The Company assesses the recoverability of its investments accounted for under the equity method whenever there is an indication of impairment. In determining the value in use of its investments, the Company estimates its share in the present value of the projected future cash flows expected to be generated by operations of associates and joint ventures. The amount of any impairment is included in income (loss) from investments in associates, joint ventures and other investments in the consolidated statements of operations (see also note 2.6).
For investments in joint operations, in which ArcelorMittal exercises joint control and has rights to the assets and obligations for the liabilities relating to the arrangement, the Company recognizes its assets, liabilities and transactions, including its share of those incurred jointly.
Investments in other entities, over which the Company and/or its operating subsidiaries do not have the ability to exercise significant influence and have a readily determinable fair value, are accounted for as available-for-sale at fair value with any resulting gain or loss, net of related tax effect, recognized in the consolidated statements of other comprehensive income, until realized. Realized gains and losses from the sale of available-for-sale securities are determined on an average cost method. To the extent that these investments do not have a readily determinable fair value, they are accounted for under the cost method.
While there are certain limitations on the Company’s operating and financial flexibility arising from the restrictive and financial covenants of the Company’s principal credit facilities described in note 6.1.2. There are no significant restrictions resulting from borrowing agreements or regulatory requirements on the ability of consolidated subsidiaries, associates and jointly controlled entities to transfer funds to the parent in the form of cash dividends to pay commitments as they come due.
Intercompany balances and transactions, including income, expenses and dividends, are eliminated in the consolidated financial statements. Gains and losses resulting from intercompany transactions are also eliminated.
Non-controlling interests represent the portion of profit or loss and net assets not held by the Company and are presented separately in the consolidated statements of operations, in the consolidated statements of other comprehensive income and within equity in the consolidated statements of financial position.
2.2.1 List of subsidiaries
The table below provides a list of the Company’s principal operating subsidiaries at December 31, 2017. Unless otherwise stated, the subsidiaries listed below have share capital consisting solely of ordinary shares or voting interests in the case of partnerships, which are held directly or indirectly by the Company and the proportion of ownership interests held equals to the voting rights held by the Company. The country of incorporation corresponds to their principal place of operations.

Name of Subsidiary	Country	% of Ownership
NAFTA
ArcelorMittal Dofasco G.P.	Canada	100.00%
ArcelorMittal México S.A. de C.V.	Mexico	100.00%
ArcelorMittal USA LLC	United States	100.00%
ArcelorMittal Long Products Canada G.P.	Canada	100.00%
Brazil and neighboring countries ("Brazil")
ArcelorMittal Brasil S.A.	Brazil	100.00%
Acindar Industria Argentina de Aceros S.A.	Argentina	100.00%
Europe
ArcelorMittal Atlantique et Lorraine S.A.S.	France	100.00%
ArcelorMittal Belgium N.V.	Belgium	100.00%
ArcelorMittal España S.A.	Spain	99.85%
ArcelorMittal Flat Carbon Europe S.A.	Luxembourg	100.00%
ArcelorMittal Galati S.A.	Romania	99.70%
ArcelorMittal Poland S.A.	Poland	100.00%
ArcelorMittal Eisenhüttenstadt GmbH	Germany	100.00%
ArcelorMittal Bremen GmbH	Germany	100.00%
ArcelorMittal Méditerranée S.A.S.	France	100.00%
ArcelorMittal Belval & Differdange S.A.	Luxembourg	100.00%
ArcelorMittal Hamburg GmbH	Germany	100.00%
ArcelorMittal Ostrava a.s.	Czech Republic	100.00%
ArcelorMittal Duisburg GmbH	Germany	100.00%
ArcelorMittal International Luxembourg S.A.	Luxembourg	100.00%	[1]
Africa and Commonwealth of Independent States ("ACIS")
ArcelorMittal South Africa Ltd. ("AMSA")	South Africa	69.22%	[2]
JSC ArcelorMittal Temirtau	Kazakhstan	100.00%
PJSC ArcelorMittal Kryvyi Rih ("AM Kryvyi Rih")	Ukraine	95.13%
Mining
ArcelorMittal Mining Canada G.P. and ArcelorMittal Infrastructure G.P.("AMMIC")	Canada	85.00%
ArcelorMittal Liberia Ltd	Liberia	85.00%
JSC ArcelorMittal Temirtau	Kazakhstan	100.00%
PJSC ArcelorMittal Kryvyi Rih	Ukraine	95.13%

1.	ArcelorMittal International Luxembourg S.A. is managed by Europe reportable segment as of January 1, 2017.

2.	In 2016, AMSA issued shares in a B-BBEE (“broad-based black economic empowerment”) transaction resulting in a decrease in ArcelorMittal's voting rights to 53.92% (see note 10.5).
2.2.2 Translation of financial statements denominated in foreign currency
The functional currency of ArcelorMittal S.A. is the U.S. dollar. The functional currency of each of the principal operating subsidiaries is the local currency, except for ArcelorMittal México, AMMIC and ArcelorMittal International Luxembourg, whose functional currency is the U.S. dollar and ArcelorMittal Ostrava, ArcelorMittal Poland and ArcelorMittal Galati, whose functional currency is the euro.
Transactions in currencies other than the functional currency of a subsidiary are recorded at the rates of exchange prevailing at the date of the transaction. Monetary assets and liabilities in currencies other than the functional currency are remeasured at the rates of exchange prevailing on the date of the consolidated statements of financial position and the related translation gains and losses are reported within financing costs in the consolidated statements of operations. Non-monetary items that are carried at cost are translated using the rate of exchange prevailing at the date of the transaction. Non-monetary items that are carried at fair value are translated using the exchange rate prevailing when the fair value was determined and the related translation gains and losses are reported in the consolidated statements of comprehensive income.
Upon consolidation, the results of operations of ArcelorMittal’s subsidiaries, associates and joint arrangements whose functional currency is other than the U.S. dollar are translated into U.S. dollars at the monthly average exchange rates and assets and liabilities are translated at the year-end exchange rates. Translation adjustments are recognized directly in other comprehensive income and are included in net income (including non-controlling interests) only upon sale or liquidation of the underlying foreign subsidiary, associate or joint arrangement.
Since 2010 Venezuela has been considered a hyperinflationary economy and therefore the financial statements of Unicon are adjusted to reflect the changes in the general purchasing power of the local currency before being translated into U.S. dollars. The Company used estimated general price indices of 2,055.5%, 533.9% and 146.7% for the years ended December 31, 2017, 2016 and 2015, respectively, for this purpose. As a result of the inflation-related adjustments on monetary items, losses of 31, 8 and 161 were recognized in net financing costs for the years ended December 31, 2017, 2016 and 2015, respectively.
Effective January 1, 2016, the Company applied the DICOM rate to translate its Venezuelan operations. As a result of this change, ArcelorMittal’s net equity in Unicon decreased from 628 to 43 at January 1, 2016. The DICOM rate was originally set at 206 bolivars per U.S. dollar on March 10, 2016, before falling to 674 bolivars per U.S. dollar at December 31, 2016. The DICOM rate continued to weaken during 2017 to 3,345 bolivars per U.S. dollar on August 31, 2017, when the Venezuelan government temporarily suspended the sale of U.S. dollars through its DICOM auction system. On February 5, 2018, the Venezuelan government reopened the auction at the new DICOM rate of 30,987 bolivars per euro (25,000 bolivars per U.S. dollar).
The Company continued to translate its Unicon's operations at the DICOM rate. At December 31, 2017, ArcelorMittal’s net investment in Unicon was 65. The foreign exchange controls in Venezuela may limit the ability to repatriate earnings and ArcelorMittal’s Venezuelan operations’ ability to remit dividends and pay intercompany balances at any official exchange rate or at all.
2.2.3 Business combinations
Business combinations are accounted for using the acquisition method as of the acquisition date, which is the date on which control is transferred to ArcelorMittal. The Company controls an entity when it is exposed to or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.
The Company measures goodwill at the acquisition date as the total of the fair value of consideration transferred, plus the proportionate amount of any non-controlling interest, plus the fair value of any previously held equity interest in the acquiree, if any, less the net recognized amount (generally at fair value) of the identifiable assets acquired and liabilities assumed.
In a business combination in which the fair value of the identifiable net assets acquired exceeds the cost of the acquired business, the Company reassesses the fair value of the assets acquired and liabilities assumed. If, after reassessment, ArcelorMittal’s interest in the net fair value of the acquiree’s identifiable assets, liabilities and contingent liabilities exceeds the cost of the business combination, the excess (bargain purchase) is recognized immediately as a reduction of cost of sales in the consolidated statements of operations.
Any contingent consideration payable is recognized at fair value at the acquisition date and any costs directly attributable to the business combination are expensed as incurred.
2.2.4 Acquisitions
On December 21, 2017, the Company acquired from Alcatel Lucent the reinsurance company Electro-Re S.A. for total consideration of €246 million (290; cash inflow was 35, net of cash acquired of 325). The reinsurance company is incorporated in Luxembourg and operates through a series of reinsurance agreements with the Company’s subsidiaries.
On June 28, 2017, AM InvestCo Italy S.r.l. ("AM InvestCo"), a consortium formed by ArcelorMittal and Marcegaglia with respective interests of 85% and 15%, signed a lease agreement with the Italian Government with an obligation to purchase Ilva S.p.A. and certain of its subsidiaries ("Ilva"). Intesa Sanpaolo will formally join the consortium before the transaction closing. Ilva is Europe’s largest single steel site and only integrated steelmaker in Italy with its main production facility based in Taranto. Ilva also has significant steel finishing capacity in Taranto, Novi Ligure and Genova. The purchase price amounts to €1.8 billion ($2.16 billion) subject to certain adjustments, with annual leasing costs of €180 million (216) to be paid in quarterly installments. Ilva’s business units will be initially leased with rental payments qualifying as down payments against the purchase price and will be part of the Europe reportable segment. The lease period is for a minimum of two years. The closing of the transaction is subject to certain conditions precedent, including receipt of antitrust approvals. ArcelorMittal notified the European Commission of AM InvestCo's proposed acquisition of Ilva on September 21, 2017, and submitted commitments on October 19, 2017. On November 8, 2017, the European Commission initiated a Phase II review of AM InvestCo’s proposed acquisition of Ilva and ArcelorMittal confirmed it will continue to work closely and constructively with the Commission to explain the dynamics of the steel industry, the rationale of the proposed acquisition and the benefits it will bring to industry, customers, the environment and the local economy. The Company continues to engage in dialogue with the Commission seeking to secure approval for this transaction. Based on current facts and circumstances, the Company expects that this transaction is a business combination as it will obtain control of the business subject to the lease. The agreement includes industrial capital expenditure commitments of approximately €1.3 billion ($1.6 billion) over a seven-year period focused on blast furnaces, steel shops and finishing lines, environmental capital expenditure commitments of approximately €0.8 billion ($1.0 billion) and environmental remediation commitments of approximately €288 million (345), the latter of which will be funded with funds seized by the Italian Government from the former shareholder.
On June 21, 2017, as a result of the extension of the partnership between ArcelorMittal and Bekaert Group ("Bekaert") in the steel cord business in Brazil, the Company completed the acquisition from Bekaert of a 55.5% controlling interest in Bekaert Sumaré Ltda. subsequently renamed ArcelorMittal Bekaert Sumaré Ltda. ("Sumaré"), which subsequently merged into Belgo-Mineira Bekaert Artefatos de Arames Ltda. a manufacturer of metal ropes for automotive tires located in the municipality of Sumaré/SP, Brazil. The Company agreed to pay total cash consideration of €56 million (63; 49, net of cash acquired of 14) of which €52 million (58) settled on closing date and €4 million (5) to be paid subsequently upon conclusion of certain business restructuring measures by Bekaert. Sumaré is part of the Brazil reportable segment.
On May 18, 2017, the Company acquired from Crédit Agricole Assurances the reinsurance company Crédit Agricole Reinsurance S.A. for consideration of €186 million (208; cash inflow was 20, net of cash acquired of 228). The reinsurance company is incorporated in Luxembourg and operates through a series of reinsurance agreements with the Company’s subsidiaries.
On February 23, 2017, ArcelorMittal and Votorantim S.A.signed an agreement, pursuant to which Votorantim’s long steel businesses in Brazil, Votorantim Siderurgia, will become a subsidiary of ArcelorMittal Brasil and Votorantim will hold a non-controlling interest in ArcelorMittal Brasil. The combined operations include ArcelorMittal Brasil’s production sites at Monlevade, Cariacica, Juiz de Fora, Piracicaba and Itaúna, and Votorantim Siderurgia’s production sites at Barra Mansa, Resende and its participation in Sitrel, in Três Lagoas. On February 7, 2018, the Brazilian antitrust authority CADE approved the transaction, which is expected to close during the first half of 2018, conditioned to the fulfillment of divestment commitments by ArcelorMittal Brasil. Until closing, ArcelorMittal Brasil and Votorantim Siderurgia will remain fully separate and independent companies.
On January 18, 2017, the Company acquired from Parfinada B.V. the reinsurance company Artzare S.A. for total consideration of €43 million (45; cash inflow was 5, net of cash acquired of 50). The reinsurance company is incorporated in Luxembourg and operates through a series of reinsurance agreements with the Company’s subsidiaries.
On December 21, 2016, ArcelorMittal acquired from Skanska Financial Services AB the reinsurance company SCEM Reinsurance S.A. (“SCEM”) for total consideration of €54 million (56; cash inflow was 7, net of cash acquired of 63).
The Company concluded that the acquisitions of Electro-Re S.A., SCEM, Artzare S.A. and Crédit Agricole Reinsurance S.A. were not business combinations mainly as the transactions did not include the acquisition of any strategic management processes, operational processes and resource management processes.
There were no significant acquisitions in 2015.
The table below summarizes the estimated acquisition-date fair value of the assets acquired and liabilities assumed in respect of Sumaré:

Sumaré
Other current assets	50
Property, plant and equipment	69
Intangible assets	21
Other non-current assets	7
Total assets acquired	147
Deferred tax liabilities	(23)
Other liabilities	(29)
Total liabilities acquired	(52)
Net assets acquired	95
Non-controlling interests	(48)
Consideration paid, net	44
Consideration payable	5
Goodwill	2
2.3 Divestments and assets held for sale
Non-current assets and disposal groups that are classified as held for sale are measured at the lower of carrying amount and fair value less costs to sell. Assets and disposal groups are classified as held for sale if their carrying amount will be recovered through a sale transaction rather than through continuing use. The non-current asset, or disposal group, is classified as held for sale only when the sale is highly probable and is available for immediate sale in its present condition and is marketed for sale at a price that is reasonable in relation to its current fair value. Assets held for sale are presented separately in the consolidated statements of financial position and are not depreciated. Gains (losses) on disposal of subsidiaries are recognized in cost of sales, whereas gains (losses) on disposal of investments accounted for under the equity method and other investments are recognized in income (loss) from investments in associates, joint ventures and other investments.
2.3.1 Divestments
Divestments in 2017
On December 15, 2017, ArcelorMittal completed the sale of its 100% shareholding in ArcelorMittal Georgetown Inc. ("Georgetown"), a wire rod mill in Georgetown in the United States for total cash consideration of 19 and the result on disposal was 18. The fair value measurement of Georgetown, which was part of the NAFTA reportable segment, was determined using the contract price, a Level 3 unobservable input.
On March 13, 2017, ArcelorMittal and the management of ArcelorMittal Tailored Blanks Americas (“AMTBA”), comprising the Company’s tailored blanks operations in Canada, Mexico and the United States, entered into a joint venture agreement following which the Company recognized an investment of 65 in AMTBA accounted for under the equity method. AMTBA was part of the NAFTA reportable segment and was classified as held for sale at December 31, 2016.
On February 10, 2017, ArcelorMittal completed the sale of certain ArcelorMittal Downstream Solutions entities in the Europe segment following its commitment to sell such operations in December 2015. The Company recorded an impairment charge of 18 in cost of sales in 2015. The assets and liabilities subject to the sale were classified as held for sale at December 31, 2016. The fair value measurement of these operations, which were part of the Europe reportable segment, was determined using the contract price, a Level 3 unobservable input.
Divestments in 2016
On September 30, 2016, ArcelorMittal completed the sale of its wholly owned subsidiary ArcelorMittal Zaragoza in Spain to Megasa Siderúrgica S.L. for total consideration of €80 million (89). Prior to the disposal, the Company recorded an impairment charge of 49 (of which 2 related to allocated goodwill) in cost of sales to write the net carrying amount down to the net proceeds from the sale. The fair value measurement of ArcelorMittal Zaragoza was determined using the contract price, a Level 3 unobservable input. ArcelorMittal Zaragoza was part of the Europe reportable segment.

On August 7, 2016, ArcelorMittal completed the sale of the Company’s 49% interest in its associates ArcelorMittal Algérie and ArcelorMittal Tebessa and its 70% interest in its subsidiary ArcelorMittal Pipes and Tubes Algeria, which was announced on October 7, 2015 as part of an outline agreement for restructuring the shareholding of its Algerian activities. As part of the agreement, ArcelorMittal transferred such interests to IMETAL, an Algerian state-owned entity. ArcelorMittal Pipes and Tubes Algeria and ArcelorMittal Algérie were part of the ACIS reportable segment while ArcelorMittal Tebessa was part of the Mining reportable segment. Previously, on January 10, 2015, ArcelorMittal had completed the sale of a 21% controlling stake in ArcelorMittal Tebessa, which holds two iron ore mines in Ouenza and Boukadra, Tebessa, to Sider and the Ferphos Group, two Algerian state-owned entities. The Company accounted for its remaining 49% stake under the equity method. The assets and liabilities of ArcelorMittal Pipes and Tubes Algeria and ArcelorMittal Tebessa were classified as held for sale at December 31, 2016.
On April 4, 2016, ArcelorMittal completed the sale of the LaPlace and Vinton Long Carbon facilities in the United States. The total consideration was 96 and the result on disposal was nil. In 2015, the Company recorded an impairment charge of 231 (of which 13 relating to allocated goodwill) in cost of sales to write the carrying amount of the LaPlace, Steelton and Vinton facilities down to the expected net proceeds from the sale. The fair value measurement of the Long Carbon facilities in the United States was determined using the contract price, a Level 3 unobservable input. These facilities were part of the NAFTA reportable segment. The assets and liabilities of the Steelton facility remained classified as held for sale at December 31, 2017 and 2016 (see note 2.3.2).
Divestments in 2015
On March 30, 2015, following an agreement signed on October 21, 2014, the Company established the joint venture ArcelorMittal CLN Distribuzione Italia S.r.l. (“AMCDI”) with Coils Lamiere Nastri S.P.A. (“CLN”) through the contribution of assets and liabilities of its wholly owned subsidiary ArcelorMittal Distribution Solutions Italia S.R.L (“AMDSI”). ArcelorMittal holds a 49% stake in AMCDI, which is accounted for under the equity method. AMDSI was part of the Europe reportable segment.
On February 26, 2015, following an agreement signed on September 18, 2014, ArcelorMittal established the investment ArcelorMittal RZK Celik Servis Merkezi Sanayi ve Ticaret Anonim Sirketi (“AM RZK”) with a local partner in Turkey through the contribution of assets and liabilities of the Company’s wholly owned subsidiary Rozak Demir Profil Ticaret ve Sanayi Anonim Sirketi (“Rozak”). ArcelorMittal holds a 50% stake in AM RZK and the investment is accounted for under the equity method. Rozak was part of the Europe reportable segment.
On January 23, 2015, ArcelorMittal completed the disposal of the building on Avenue de la Liberté in Luxembourg city (the “Liberté Building”), formerly the headquarters of the Company, to the Banque et Caisse d’Epargne de l’Etat (“BCEE”) following a memorandum of understanding signed on November 14, 2014.
The result on disposal for the 2015 disposals described above was immaterial. The aggregate net assets disposed of amounted to 97.

The table below summarizes the significant divestments:

	2017			2016
	AMTBA	Downstream Solutions Europe	Georgetown	ArcelorMittal Zaragoza	ArcelorMittal Tubular Products Algeria	LaPlace and Vinton Long Carbon facilities
Cash and cash equivalents	13	—	—	—	—	—
Other current assets	46	38	—	53	15	118
Property, plant and equipment	55	2	4	74	2	13
Other assets	10	17	—	—	—	7
Total assets	124	57	4	127	17	138
Current liabilities	52	18	1	38	16	33
Other long-term liabilities	7	12	2	—	12	9
Total liabilities	59	30	3	38	28	42
Total net assets/(liabilities)	65	27	1	89	(11)	96
% of net assets sold	100%	100%	100%	100%	100%	100%
Total net assets/(liabilities) disposed of	65	27	1	89	(11)	96
Consideration	65	6	19	89	—	96
Reclassification of foreign exchange translation difference	—	21	—	8	4	—
Gain on disposal	—	—	18	8	15	—
2.3.2 Assets held for sale
In December 2017, ArcelorMittal committed to a plan to sell its 100% owned subsidiary Go Steel Frýdek Místek ("Frýdek Mistek"). Frýdek Místek forms part of the Europe reportable segment. Accordingly, at December 31, 2017, the carrying amount of assets and liabilities subject to the transaction were classified as held for sale. The fair value of the assets and liabilities classified as held for sale were in line with their carrying value. The fair value measurement was determined using the contract price, a Level 3 unobservable input.
In addition, the assets and liabilities of the Steelton facility in the United States remained classified as held for sale at December 31, 2017 (see note 2.3.1).

The details for the entities classified as held for sale as at December 31, 2016, which have been disposed during 2017 are disclosed in note 2.3.1 Divestments.

The table below provides details of the assets and liabilities held for sale after elimination of intra-group balances in the consolidated statements of financial position:

	December 31, 2017
	Frydek Místek	Steelton	Total
ASSETS
Current assets:
Trade accounts receivable and other	—	23	23
Inventories	25	21	46
Total current assets	25	44	69
Non-current assets:
Property, plant and equipment	34	76	110
Total non-current assets	34	76	110
Total assets	59	120	179

LIABILITIES
Current liabilities:
Trade accounts payable and other	5	17	22
Accrued expenses and other liabilities	2	5	7
Total current liabilities	7	22	29
Non-current liabilities:
Long-term provisions	4	17	21
Total non-current liabilities	4	17	21
Total liabilities	11	39	50

	December 31, 2016
	AMTBA	Downstream Solutions Europe	Steelton	Total
ASSETS
Current assets:
Cash and cash equivalents	13	—	—	13
Trade accounts receivable and other	24	15	18	57
Inventories	18	6	15	39
Prepaid expenses and other current assets	4	1	—	5
Total current assets	59	22	33	114
Non-current assets:
Property, plant and equipment	55	—	76	131
Other assets	12	2	—	14
Total non-current assets	67	2	76	145
Total assets	126	24	109	259

LIABILITIES
Current liabilities:
Short-term debt and current portion of long-term debt	2	—	—	2
Trade accounts payable and other	30	10	9	49
Accrued expenses and other liabilities	4	6	2	12
Total current liabilities	36	16	11	63
Non-current liabilities:
Long-term debt net of current portion	7	—	—	7
Long-term provisions	—	5	20	25
Total non-current liabilities	7	5	20	32
Total liabilities	43	21	31	95
2.4 Investments in associates and joint arrangements
The carrying amounts of the Company’s investments accounted for under the equity method were as follows:

	December 31,
Category	2017	2016
Joint ventures	1,249	1,507
Associates	2,854	2,000
Individually immaterial joint ventures and associates[1]	981	790
Total	5,084	4,297

1.
Individually immaterial joint ventures and associates represent in aggregate less than 20% of the total carrying amount of investments in joint ventures and associates at December 31, 2017 and 2016, and none of them have a carrying value exceeding 100 at December 31, 2017 and 2016.

2.4.1 Joint ventures
The following tables summarize the latest available financial information and reconcile it to the carrying value of each of the Company’s material joint ventures, as well as the income statement of the Company’s material joint ventures:

	December 31, 2017
Joint Ventures	Calvert	Macsteel	VAMA	Tameh	Borçelik	Total
Place of incorporation and operation [1]	United States	Netherlands	China	Poland	Turkey
Principal Activity	Automotive steel finishing	Steel trading and shipping	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel [2,3]
Ownership and voting rights at December 31, 2017	50.00%	50.00%	49.00%	50.00%	45.33%
Current assets	1,135	739	283	158	519	2,834
of which cash and cash equivalents	13	95	71	57	7	243
Non-current assets	1,303	389	754	476	296	3,218
Current liabilities	612	404	449	132	357	1,954
of which trade and other payables and provisions	118	235	190	118	244	905
Non-current liabilities	947	43	277	189	46	1,502
of which trade and other payables and provisions	—	3	—	20	—	23
Net assets	879	681	311	313	412	2,596
Company's share of net assets	440	341	152	156	187	1,276
Adjustments for differences in accounting policies and other	6	(3)	—	—	(30)	(27)
Carrying amount in the statements of financial position	446	338	152	156	157	1,249
Revenue	2,870	2,775	489	330	1,234	7,698
Depreciation and amortization	(62)	(1)	(30)	(27)	(22)	(142)
Interest income	—	14	1	—	1	16
Interest expense	(35)	(10)	(28)	4	(12)	(81)
Income tax benefit (expense)	—	(5)	—	(7)	(20)	(32)
Net income (loss)	270	31	5	42	65	413
Other comprehensive income (loss)	—	2	—	(1)	(1)	—
Total comprehensive income (loss)	270	33	5	41	64	413
Cash dividends received by the Company	20	—	—	4	30	54

1.
The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic and Macsteel whose countries of operation are mainly the United States, the United Arab Emirates and China.

2.	The non-current liabilities include 40 deferred tax liability.

3.	Adjustment in Borçelik relates primarily to differences in accounting policies regarding revaluation of fixed assets.

	December 31, 2016
Joint Ventures	Calvert	Macsteel	Baffinland	VAMA	Tameh	Borçelik	Total
Place of incorporation and operation[1]	United States	Netherlands	Canada	China	Poland	Turkey
Principal Activity	Automotive steel finishing	Steel trading and shipping	Extraction of iron ore[3]	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel[2,4]
Ownership and voting rights at December 31, 2016	50.00%	50.00%	44.54%	49.00%	50.00%	45.33%
Current assets	836	636	197	230	120	404	2,423
of which cash and cash equivalents	45	77	7	75	47	39	290
Non-current assets	1,287	374	1,506	721	354	325	4,567
Current liabilities	490	312	354	362	83	254	1,855
of which trade and other payables and provisions	160	170	190	248	83	112	963
Non-current liabilities	984	41	262	302	159	45	1,793
of which trade and other payables and provisions	—	3	37	—	19	—	59
Net assets	649	657	1,087	287	232	430	3,342
Company's share of net assets	325	328	484	141	116	195	1,589
Adjustments for differences in accounting policies and other	6	—	(59)	—	2	(31)	(82)
Carrying amount in the statements of financial position	331	328	425	141	118	164	1,507
Revenue	2,358	2,353	116	335	254	845	6,261
Depreciation and amortization	(59)	(1)	(3)	(30)	(20)	(20)	(133)
Interest income	—	12	—	1	—	1	14
Interest expense	(31)	(9)	(20)	(28)	(1)	(7)	(96)
Income tax benefit (expense)	—	(4)	(26)	18	(10)	(28)	(50)
Net income (loss)	148	15	(43)	(58)	29	75	166
Other comprehensive income (loss)	—	10	—	—	3	—	13
Total comprehensive income (loss)	148	25	(43)	(58)	32	75	179
Cash dividends received by the Company	19	—	—	—	6	16	41

1.
The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic and Macsteel whose countries of operation are mainly the United States, the United Arab Emirates and China.

2.	The non-current liabilities include 39 deferred tax liability.

3.	Adjustment in Baffinland relates primarily to differences in accounting policies regarding revaluation of fixed assets, preferred shares and locally recognized goodwill.

4.	Adjustment in Borçelik relates primarily to differences in accounting policies regarding revaluation of fixed assets.

	December 31, 2015
Joint Ventures	Calvert	Macsteel	Baffinland	VAMA	Tameh	Borçelik	Total
Place of incorporation and operation[1]	United States	Netherlands	Canada	China	Poland	Turkey
Principal Activity	Automotive steel finishing	Steel trading and shipping	Development of iron ore mine	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel
Ownership and voting rights at December 31, 2015	50.00%	50.00%	46.08%	49.00%	50.00%	45.33%
Revenue	2,094	2,722	—	152	308	838	6,114
Depreciation and amortization	(58)	(1)	—	(26)	(33)	(20)	(138)
Interest income	—	13	—	1	—	1	15
Interest expense	(31)	(10)	—	(16)	(1)	(7)	(65)
Income tax benefit (expense)	—	(5)	(2)	34	(4)	(17)	6
Net income (loss)	(23)	32	(66)	(88)	14	32	(99)
Other comprehensive income (loss)	—	8	—	—	—	(1)	7
Total comprehensive income (loss)	(23)	40	(66)	(88)	14	31	(92)
Cash dividends received by the Company	22	10	—	—	—	9	41

1.
The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic and Macsteel whose countries of operation are mainly the United States, the United Arab Emirates and China.

Macsteel
Macsteel International Holdings B.V. (“Macsteel”) is a joint venture between Macsteel Holdings Luxembourg S.à r.l. and AMSA which provides the Company with an international network of traders and trading channels including the shipping of steel.
VAMA
Valin ArcelorMittal Automotive Steel (“VAMA”) is a joint venture between ArcelorMittal and Hunan Valin which produces steel for high-end applications in the automobile industry. VAMA supplies international automakers and first-tier suppliers as well as Chinese car manufacturers and their supplier networks.
Baffinland
Baffinland is a joint arrangement between ArcelorMittal and Nunavut Iron Ore ("NIO"). Baffinland owns the Mary River project, which has direct shipping, high grade iron ore on Baffin Island in Nunavut (Canada). During 2017, ArcelorMittal’s shareholding in Baffinland decreased from 44.54% to 31.07% following capital calls exclusively fulfilled by NIO, and the conversion of preferred shares held by NIO into equity. As a result, ArcelorMittal recognized a loss on dilution of 22 including the recycling of accumulated foreign exchange translation losses of 52 loss in income (loss) from investments in associates, joint ventures and other investments. In addition, as ArcelorMittal lost joint control but maintained significant influence over Baffinland, the investment was reclassified to an associate (see note 2.4.2).
Calvert
AM/NS Calvert ("Calvert"), a joint venture between the Company and Nippon Steel & Sumitomo Metal Corporation (“NSSMC”), is a steel processing plant in Calvert, Alabama, United States. Calvert had a 6-year agreement to purchase 2 million tonnes of slabs annually from ThyssenKrupp Steel USA ("TK CSA"), an integrated steel mill complex located in Rio de Janeiro, Brazil, using a market-based price formula. TK CSA had an option to extend the agreement for an additional 3 years on terms that are more favorable to the joint venture, as compared with the initial 6-year period. In December 2017 and in connection with the acquisition of TK CSA by Ternium S.A., the agreement was amended to (i) extend the term of the agreement to December 31, 2020, (ii) make a corresponding reduction in the annual slab purchase obligation so that the aggregate slab purchase obligation over the full term of the agreement remained the same and (iii) eliminated TK CSA’s extension option. The remaining slabs for Calvert's operations are sourced from ArcelorMittal plants in the United States, Brazil and Mexico. ArcelorMittal is principally responsible for marketing the product on behalf of the joint venture. Calvert serves the automotive, construction, pipe and tube, service center, and appliance/ HVAC industries.
Tameh
Tameh is a joint venture between ArcelorMittal and Tauron Group including four energy production facilities located in Poland and the Czech Republic. Tameh’s objective is to ensure energy supply to the Company’s steel plants in these countries as well as the utilization of steel plant gases for energy production processes.
Borçelik
Borçelik Çelik Sanayii Ticaret Anonim Şirketi ("Borçelik"), incorporated and located in Turkey, is a joint venture between ArcelorMittal and Borusan Holding involved in the manufacturing and sale of cold-rolled and galvanized flat steel products.
2.4.2 Associates
The following table summarizes the financial information and reconciles it to the carrying amount of each of the Company’s material associates, as well as the income statement of the Company’s material associates:

	December 31, 2017
Associates	China Oriental	DHS Group	Gonvarri Steel Industries	Baffinland	Total
Financial statements reporting date	June 30, 2017	September 30, 2017	September 30, 2017	December 31, 2017
Place of incorporation and operation[1]	Bermuda	Germany	Spain	Canada
Principal Activity	Iron and steel manufacturing	Steel manufacturing [3]	Steel manufacturing [4]	Extraction of iron ore [5]
Ownership and voting rights at December 31, 2017	39.02%	33.43%	35.00%	31.07%
Current assets	1,737	1,699	1,967	355	5,758
Non-current assets	1,336	3,096	1,372	1,698	7,502
Current liabilities	1,261	555	889	302	3,007
Non-current liabilities	119	1,121	446	531	2,217
Non-controlling interests	23	136	220	—	379
Net assets attributable to equity holders of the parent	1,670	2,983	1,784	1,220	7,657
Company's share of net assets	652	997	624	379	2,652
Adjustments for differences in accounting policies and other	—	32	(54)	23	1
Other adjustments[2]	183	22	(4)	—	201
Carrying amount in the statements of financial position	835	1,051	566	402	2,854
Revenue	2,944	1,773	2,862	341	7,920
Profit or loss from continuing operations	368	5	122	24	519
Net income (loss)	275	(4)	122	(20)	373
Other comprehensive income (loss)	(1)	(5)	(9)	—	(15)
Total comprehensive income (loss)	274	(9)	113	(20)	358
Cash dividends received by the Company	49	—	18	—	67

1.	The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.

2.
Other adjustments correspond to the difference between the carrying amount at December 31, 2017 and the net assets situation corresponding to the latest financial statements ArcelorMittal is permitted to disclose.

3.
The amount for DHS Group includes an adjustment to align the German GAAP financial information with the Company’s accounting policies and is mainly linked to property, plant and equipment, inventory and pension.

4.	Adjustments in Gonvarri Steel Industries primarily relate to differences in accounting policies regarding revaluation of fixed assets.

5.	Adjustments in Baffinland primarily relate to differences in accounting policies regarding revaluation of fixed assets and locally recognized goodwill.

	December 31, 2016
Associates	China Oriental	DHS Group	Gonvarri Steel Industries	Total
Financial statements reporting date	June 30, 2016	September 30, 2016	September 30, 2016
Place of incorporation and operation[1]	Bermuda	Germany	Spain
Principal Activity	Iron and steel manufacturing	Steel manufacturing[3]	Steel manufacturing[4]
Ownership and voting rights at December 31, 2016	46.99%	33.43%	35.00%
Current assets	1,422	1,624	1,481	4,527
Non-current assets	1,504	2,999	1,178	5,681
Current liabilities	1,275	609	608	2,492
Non-current liabilities	240	1,052	299	1,591
Non-controlling interests	47	132	218	397
Net assets attributable to equity holders of the parent	1,364	2,830	1,534	5,728
Company's share of net assets	641	946	537	2,124
Adjustments for differences in accounting policies and other	—	17	(51)	(34)
Other adjustments[2]	(18)	(61)	(11)	(90)
Carrying amount in the statements of financial position	623	902	475	2,000
Revenue	1,751	1,396	2,258	5,405
Profit or loss from continuing operations	123	(91)	145	177
Net income (loss)	83	(96)	145	132
Other comprehensive income (loss)	—	(3)	4	1
Total comprehensive income (loss)	83	(99)	149	133
Cash dividends received by the Company	—	—	16	16

1.	The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.

2.
Other adjustments correspond to the difference between the carrying amount at December 31, 2016 and the net assets situation corresponding to the latest financial statements ArcelorMittal is permitted to disclose.

3.
The amount for DHS Group includes an adjustment to align the German GAAP financial information with the Company’s accounting policies, and is mainly linked to property, plant and equipment, inventory and pension.

4.	Adjustments in Gonvarri Steel Industries primarily relate to differences in accounting policies regarding revaluation of fixed assets.

	December 31, 2015
Associates	China Oriental	DHS Group	Gestamp[2]	Gonvarri Steel Industries	Stalprodukt S.A.[2]	Total
Financial statements reporting date	June 30, 2015	September 30, 2015	September 30, 2015	September 30, 2015	September 30, 2015
Place of incorporation and operation[1]	Bermuda	Germany	Spain	Spain	Poland
Principal Activity	Iron and steel manufacturing	Steel manufacturing	Manufacturing of metal components	Steel manufacturing	Production and distribution of steel products
Ownership and voting rights at December 31, 2015 *	46.99%	33.43%	35.00%	35.00%	28.47%
Revenue	1,768	1,603	5,642	2,194	628	11,835
Profit or loss from continuing operations	6	(47)	169	102	61	291
Net income (loss)	10	(45)	109	102	47	223
Other comprehensive income (loss)	(1)	—	(35)	(53)	—	(89)
Total comprehensive income (loss)	9	(45)	74	49	47	134
Cash dividends received by the Company	—	4	15	14	—	33

1.	The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.

2.	Date of the latest available financial statements is September 30, 2015.

*	The ownership stake is equal to the voting rights percentage, except for Stalprodukt S.A. whose voting rights correspond to 28.26%.
China Oriental
China Oriental Group Company Limited (“China Oriental”) is a Chinese integrated iron and steel company listed on the Hong Kong Stock Exchange (“HKEx”). On April 29, 2014, China Oriental’s shares were suspended from trading as a consequence of China Oriental not meeting the minimum free float listing requirement of 25% of the HKEx. In order to restore the minimum free float, the Company sold a 17.40% stake to ING Bank N.V. (“ING”) and Deutsche Bank Aktiengesellschaft (“Deutsche Bank”) together with put option agreements. The Company had not derecognized the 17.40% stake in China Oriental as it retained its exposure to significant potential risks and rewards of the investment through the put options. On April 30, 2014, Deutsche Bank exercised its put option with respect to a 7.50% stake in China Oriental. Simultaneously, the Company sold this investment to Macquarie Bank and entered into a put option arrangement with the latter maturing on April 30, 2015. On April 30, 2015, both put options were exercised, resulting in a decrease of accrued expenses and other liabilities and prepaid expenses and other current assets by 96 and 112, respectively. On January 27, 2017, in order to restore the minimum free float requirement, China Oriental issued 586,284,000 new shares resulting in a decrease of the Company’s interest from 46.99% to 39.02%. As a result, ArcelorMittal recorded a loss of 67 upon dilution partially offset by a gain of 23 following the recycling of accumulated foreign exchange translation gains from other comprehensive income to income (loss) from investments in associates, joint ventures and other investments. The trading of China Oriental’s shares, which had been suspended since April 29, 2014, resumed on February 1, 2017.
DHS Group
DHS - Dillinger Hütte Saarstahl AG (“DHS Group”), incorporated and located in Germany, is a leading producer of heavy steel plates, cast slag pots and semi-finished products, such as pressings, pressure vessel heads and shell sections in Europe. The DHS Group also includes a further rolling mill operated by Dillinger France in Dunkirk (France).
Gestamp
Gestamp Automoción (“Gestamp”) is a Spanish multi-national company, which is a leader in the European automotive industry. The activities of Gestamp and its subsidiaries are focused on the design, development, and manufacturing of metal components for the automotive industry via stamping, tooling, assembly, welding, tailor welded blanks, and die cutting. The entity also includes other companies dedicated to services such as research and development of new technologies.
On February 1, 2016, ArcelorMittal completed the sale of its 35.00% stake in Gestamp to the majority shareholder, the Riberas family, for total cash consideration of €875 million (971). The gain on disposal was recorded in income (loss) from investments in associates, joint ventures and other investments and amounted to 329 including the reclassification of the accumulated foreign exchange translation losses and unrealized losses on derivative financial instruments from other comprehensive income to the statements of operations of 90 and 12, respectively. In addition to the cash consideration, ArcelorMittal received a payment of €10 million (11) for the 2015 dividend. ArcelorMittal has continued its supply relationship with Gestamp through its 35.00% shareholding in Gonvarri Steel Industries, a sister company of Gestamp. ArcelorMittal sells coils to Gonvarri Steel Industries for processing before they pass to Gestamp and other customers. Further, ArcelorMittal continues to have a board presence in Gestamp, collaborate in automotive R&D and remain its major steel supplier.
Gonvarri Steel Industries
Holding Gonvarri SL (“Gonvarri Steel Industries”) is dedicated to the processing of steel. The entity is a European leader in steel service centers and renewable energy components, with strong presence in Europe and Latin America.
Stalprodukt S.A.
Stalprodukt S.A. is a leading manufacturer and exporter of highly processed steel products based in Poland.
On December 16, 2015, the Company sold 356,424 shares in Stalprodukt S.A., which resulted in a decrease in the ownership percentage from 33.77% to 28.47%. The Company recorded a loss on disposal of 6 in income (loss) from investments in associates, joint ventures and other investments (see note 2.6). As of December 31, 2015, the investment had a market value of 155. In 2016, following an additional sale of shares, the Company classified the investment as available-for-sale securities (see note 2.5).
2.4.3 Other associates and joint ventures that are not individually material
The Company has interests in a number of other joint ventures and associates, none of which are regarded as individually material. The following table summarizes the financial information of all individually immaterial joint ventures and associates that are accounted for using the equity method:

	December 31, 2017		December 31, 2016
	Associates	Joint Ventures	Associates	Joint Ventures
Carrying amount of interests in associates and joint ventures	337	644	291	499
Share of:
Income (loss) from continuing operations	16	23	56	(2)
Other comprehensive income (loss)	—	10	(2)	1
Total comprehensive income (loss)	16	33	54	(1)

The Company’s unrecognized share of accumulated losses in AM RZK amounted to nil, for the years ended December 31, 2017, 2016, and 7 for the year ended December 31, 2015. The Company’s unrecognized share of accumulated losses in ArcelorMittal Algérie amounted to 0 and 8 for the years ended December 31, 2016 and December 31, 2015, respectively. ArcelorMittal Algérie was sold on August 7, 2016 (see note 2.3).
In 2016, the Company’s share of net losses reduced the carrying amount of its 40.80% interest in the joint venture ArcelorMittal Tubular Products Jubail (“Al Jubail”) to nil. Furthermore, the Company granted shareholder loans to Al Jubail for 140 and 168 as of December 31, 2017 and 2016, respectively. During 2016, the Company's share of additional losses of 19 were recognized against its shareholder loans reducing the carrying amount of such loans to 149 at December 31, 2016. During 2017, losses were recognized against the Company's carrying amount and shareholder loans in Al Jubail, reducing the total to 152 at December 31, 2017.
2.4.4 Impairment of associates and joint ventures
For the years ended December 31, 2017 and 2016, the Company identified an impairment indicator with respect to its shareholder loans in Al Jubail. Accordingly, it performed a value in use calculation and concluded the carrying amount of the investment and shareholder loans was recoverable. For the remaining investments, the Company concluded there were no impairment triggers.
For the year ended December 31, 2016, the Company recorded an impairment charge of 14 of its shareholder loan to Kalagadi, and 14 of the Company’s 28.24% interest in Comvex, a deep sea harbor facility on the Black Sea in Romania for the year ended December 31, 2016. For the remaining investments, the Company concluded there were no impairment triggers.
For the year ended December 31, 2015, the Company tested for impairment its investment in Kalagadi Manganese (Proprietary) Limited (“Kalagadi Manganese”), a joint venture between ArcelorMittal and Kalahari Resource (Proprietary) Ltd that is engaged in exploring, mining, ore processing, and smelting manganese in the Kalahari Basin in South Africa, and determined that the value in use was lower than the carrying amount. In determining the value in use, the Company estimated its share in the present value (using a pre-tax discount rate of 12.48%) of the projected future cash flows expected to be generated over the current life-of-the-mine plan or long term production plan. The key assumptions for the value in use calculations are primarily the discount rates, capital expenditure, expected changes to average selling prices, shipments and direct costs during the period. Based on the analysis of value in use, the Company recognized an impairment charge of 283 in income (loss) from investments in associates, joint ventures and other investments (see note 2.6) for the full carrying amount of the investment (205) and loans (78) as a result of a downward revision of cash flow projections resulting from the expectation of the persistence of a lower manganese price outlook. For the year ended December 31, 2016, the Company’s unrecognized share of accumulated losses in Kalagadi Manganese was 9.
In addition, for the year ended December 31, 2015, the Company recorded an impairment charge of 69 in respect of its investment in Uttam Galva Steels Ltd (“Uttam Galva”) (a manufacturer of cold rolled steel and galvanized steel based in India in which the Company holds a 29.00% interest). In determining the value in use of its investment in Uttam Galva, the Company estimated its share in the present value (using a pre-tax discount rate of 13.91%) of the projected future cash flows expected to be generated by operations. The value in use was based on cash flows for a period of five years, which were extrapolated for the remaining years based on an estimated growth rate not exceeding the average long-term growth rate for the relevant markets. In addition to the impairment of the carrying amount, the Company recorded an impairment charge on the loans related to Uttam Galva for 69 and an impairment charge of 22 in respect of its 25.00% interest in the Northern Cape Iron Ore Mining Project, an associate in South Africa.
The Company is not aware of any material contingent liabilities related to associates and joint ventures for which it is severally liable for all or part of the liabilities of the associates, nor are there any contingent liabilities incurred jointly with other investors. See note 8.3 for disclosure of commitments related to associates and joint ventures.
2.4.5 Investments in joint operations
The Company had investments in the following joint operations as of December 31, 2017 and 2016:
Peña Colorada
Peña Colorada is an iron ore mine located in Mexico in which ArcelorMittal holds a 50.00% interest. Peña Colorada operates an open pit mine as well as concentrating facility and two-line pelletizing facility.
Hibbing Taconite Mines
The Hibbing Taconite Mines in which the Company holds a 62.31% interest are iron ore mines located in the USA and operations consist of open pit mining, crushing, concentrating and pelletizing.
I/N Tek
I/N Tek in which the Company holds a 60.00% interest operates a cold-rolling mill in the United States.
Double G Coatings
ArcelorMittal holds a 50.00% interest in Double G Coating, a hot dip galvanizing and Galvalume facility in the United States.
Hibbing Taconite Mines and Peña Colorada are part of the Mining segment; other joint operations are part of NAFTA.
2.5 Other investments
The Company holds the following other investments:

	December 31,
	2017	2016
Available-for-sale securities (at fair value)	1,444	894
Investments accounted for at cost	27	32
Total	1,471	926

The Company’s material available-for-sale investments at December 31, 2017 and 2016 are the following:
Ereĝli Demir ve Çelik Fabrikalari T.A.S. (“Erdemir”)
As of December 31, 2017 and 2016, the fair value of ArcelorMittal’s stake in Erdemir amounted to 1,118 and 618, respectively. Unrealized gains (losses) recognized in other comprehensive income were 658 and 183 for the year ended December 31, 2017 and 2016, respectively. During the fourth quarter of 2015, the fair value of Erdemir decreased below the fair value at which the Company previously recorded an impairment charge and accordingly, the Company recorded an additional impairment charge of 101 in income (loss) from investments in associates, joint ventures and other investments for the year ended December 31, 2015.
Stalprodukt S.A.
Following the sale of 729,643 shares including the subsequent capital reduction of Stalprodukt S.A. during the first six months of 2016, for total cash consideration of 46, ArcelorMittal’s ownership interest and voting rights in Stalprodukt S.A. decreased from 28.47% to 21.20% and from 28.26% to 11.61%, respectively. As a result of the loss of significant influence, the Company discontinued the accounting for its investment under the equity method and reclassified its interest as available-for-sale within other investments in the statements of financial position (see note 2.4). The Company recorded an aggregate loss on disposal of 26 in income (loss) from investments in associates, joint ventures and other investments including a loss of 13 with respect to the above mentioned transaction, a loss of 13 with respect to the fair value remeasurement of the remaining interest of 21.20% and a loss of 11 and a gain of 11 resulting from the reclassification of the accumulated foreign exchange translation losses and unrealized gains on derivative financial instruments from other comprehensive income to the statements of operations, respectively.
As of December 31, 2017 and 2016, the fair value of ArcelorMittal’s stake in Stalprodukt S.A. was 171 and 148, respectively. Unrealized gains recognized in other comprehensive income were 77 and 66 for the year ended December 31, 2017 and 2016, respectively.
Gerdau
On July 14, 2015, ArcelorMittal entered into a share swap agreement with Gerdau whereby ArcelorMittal exchanged unlisted shares of Gerdau against listed shares and a cash consideration of 28. The share swap resulted in a gain of 55 recorded as income (loss) from investments in associates, joint ventures and other investments. The unlisted shares were accounted for at cost, whereas the shares listed on an exchange are accounted for at fair value. As of December 31, 2017 and 2016, the fair value of ArcelorMittal’s stake in Gerdau was 112 and 99. Unrealized gains recognized in other comprehensive income were 42 and 38 for the year ended December 31, 2017 and 2016, respectively.
At December 31, 2017 and 2016, the Company reviewed its investments in Erdemir, Gerdau and Stalprodukt S.A. for impairment and concluded there were no impairment triggers.
Unconsolidated structured entities
ArcelorMittal has operating lease arrangements for six vessels (Panamax Bulk Carriers) involving structured entities whose main purpose is to hold legal title of the six vessels and to lease them to the Company. Such entities are wholly-owned and controlled by a financial institution and are funded through equity instruments by the financial institution. Operating lease arrangements began for five vessels in 2013 and for a sixth vessel in 2014.
The aforesaid operating leases have been agreed for a 12 year period, during which the Company is obliged to pay the structured entities minimum fees equivalent to approximately 4 per year and per vessel. In addition, ArcelorMittal holds call options to buy each of the six vessels from the structured entities at pre-determined dates and prices as presented in the table below. The structured entities hold put options enabling them to sell each of the vessels at the end of the lease terms at 6 each to the Company.

	Call option strike prices
Exercise dates	at the 60th month	at the 72nd month	at the 84th month	at the 96th month	at the 108th month	at the 120th month	at the 132nd month	at the 144th month
Amounts per vessel [1]
First four vessels	28	26	25	23	21	19	17	14
Fifth vessel	29	27	26	24	22	20	17	14
Sixth vessel	31	30	28	27	26	24	20	14

1.	If the actual fair value of each vessel is higher than the strike price at each of the exercise dates, ArcelorMittal is obliged to share 50% of the gain with the structured entities.
In addition, pursuant to these arrangements, the Company had a receivable (classified as “Other assets”) of 26 and 30 at December 31, 2017 and 2016, respectively, which does not bear interest, is forgiven upon default and will be repaid by the structured entities quarterly in arrears throughout the lease term. The outstanding balance will be used to offset payment of any interim call options, if exercised.
2.6 Income (loss) from investments in associates, joint ventures and other investments
Income (loss) from investments in associates, joint ventures and other investments consisted of the following:

	Year Ended December 31,
	2017	2016	2015
Share in net earnings of equity-accounted companies	537	207	(59)
Impairment charges	(26)	(28)	(565)
Gain (loss) on disposal	(117)	377	46
Dividend income	54	59	76
Total	448	615	(502)

For the year ended December 31, 2017, impairment charges include 17 and 9 relating to the write down of receivables from associates and joint ventures.
For the year ended December 31, 2016, impairment charges include 14 and 14 relating to Kalagadi (see note 2.4.4) and Comvex, respectively.
For the year ended December 31, 2015, impairment charges include mainly impairments in connection with the Company’s investments in Kalagadi, Uttam Galva (see note 2.4.4), Northern Cape Iron Ore Mining Project, and the Company’s investment in Erdemir (see note 2.5).
For the year ended December 31, 2017, gain (loss) on disposal includes a gain of 133 (the cash settlement occurs through three annual installments of 44 and the first one was completed on August 7, 2017) and disposal of the Company's 21% shareholding in Empire Iron Mining Partnership ("EIMP"), a loss of 44 on dilution of the Company's share in China Oriental (see note 2.4), a loss of 22 on dilution of the Company's interest in Baffinland (see note 2.4), a loss of 187 as a result of the reclassification of the accumulated foreign exchange translation losses from other comprehensive income to the statements of operations following the completion of the sale of the Company's 50% shareholding in Kalagadi to Kgalagadi Alloys (Proprietary) Limited on August 25, 2017. As per sales agreement signed on October 21, 2016, ArcelorMittal receives a contingent consideration to be paid during the life of the mine, which is capped at 150 and contingent upon the financial performance of the mine and cash flow availability.
For the year ended December 31, 2016, gain (loss) on disposal mainly includes a gain of 329 relating to the disposal of Gestamp (see note 2.4), a loss of 26 relating to the disposal of Stalprodukt S.A. shares (see note 2.5) and a gain of 74 following the sale of its 10.08% interest in Hunan Valin to a private equity fund. The Company transferred the Hunan Valin shares and simultaneously received the full proceeds of 165 (RMB1,103 million) on September 14, 2016.
For the year ended December 31, 2015, gain (loss) on disposal mainly includes a net gain of 55 relating to the Gerdau share swap (see note 2.5).